Invested assets and net new money (Detail 1) - USD ($) $ in Billions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Invested Assets And Net New Money [Line Items]
Fund assets managed by UBS	$ 429	$ 390
Discretionary assets	1,674	1,464
Other invested assets	2,402	2,127
Total invested assets	4,505	3,981	$ 4,614
of which: double counts	411	340
Net new money	$ 112	76
Asset Management
Invested Assets And Net New Money [Line Items]
Increase to invested assets		24
Increase to new new money		$ 8